Report of Independent Registered
 Public Accounting Firm


To the Shareholders and
Board of Trustees of
Federated Income Securities Trust

In planning and performing
our audit of the financial
statements of Federated
Capital Income Fund
and Federated Unconstrained
 Bond Fund (collectively,
the "Funds"), each a portfolio of
 Federated
Income Securities Trust,
as of and for the year or
 period ended November 30,
 2014, in accordance
with the standards of the
Public Company Accounting
 Oversight Board (United
States), we considered
the Funds' internal control
over financial reporting,
 including controls over
safeguarding securities, as
a basis for designing our
 auditing procedures for
the purpose of expressing
our opinion on the
financial statements and
to comply with the requirements
 of Form N-SAR, but not for the
purpose of
expressing an opinion on
the effectiveness of the
Funds' internal control
 over financial reporting.
Accordingly, we express
 no such opinion.

Management of the Funds
are responsible for establishing
and maintaining effective
internal control
over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
 are
required to assess the
expected benefits and related
 costs of controls. A company's
 internal control
over financial reporting is
 a process designed to provide
 reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
 financial statements for
 external purposes in accordance
with generally accepted
accounting principles.
 A company's internal
control over financial
 reporting
includes those policies
and procedures that (1)
pertain to the maintenance

of records that, in reasonable
detail, accurately and
fairly reflect the transactions
and dispositions of the assets
of the company; (2)
provide reasonable assurance
that transactions are recorded
as necessary to permit preparation of
financial statements in
accordance with generally
accepted accounting principles,
 and that receipts and
expenditures of the company
are being made in accordance
with authorizations of management and
directors of the company;
and (3) provide reasonable
assurance regarding prevention
 or timely
detection of the unauthorized
 acquisition, use, or disposition
 of the company's assets that could have a material affect on the financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections
of any evaluation of effectiveness
to future periods are subject to the
risk that controls may become
inadequate because of changes in

conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect

misstatements on a timely basis.
A material weakness is a deficiency,
 or
a combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
 material misstatement of the Funds'
 annual or interim financial statements
will not be prevented or
detected on a timely basis.

Our consideration of the Funds'
internal control over financial
 reporting was for the limited purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal control
that might be material weaknesses
 under standards established by the
 Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies
in the Funds' internal control
over financial reporting and its
operation, including controls over
safeguarding securities that we
consider to be a material weakness
as defined above as of November 30,
2014.

This report is intended solely for
 the information and use of
management and the Board of
Trustees of
Federated Income Securities
Trust and the Securities and
Exchange Commission and is not intended to be and should not be used by anyone other than those specified parties.


/s/ KPMG LLP
Boston, Massachusetts
January 23, 2015